Exhibit 99.1

Contact: Michelle Hards (419) 535-4636 michelle.hards@dana.com

Dana Corporation Reports Second-Quarter Results

TOLEDO, Ohio, July 20, 2005 – Dana Corporation (NYSE: DCN) today reported financial results for the second quarter of 2005, which showed significant improvement over results for the first three months of the year. Second-quarter highlights included:

¾	Sales of $2.6 billion were up 6 percent from the first quarter of 2005;

¾	The addition of $215 million in net new business for the years 2005 to 2007 raised total net new business for this period to $1.3 billion;

¾	Higher sales and cost savings drove operating profit improvements of 53 percent in the Automotive Systems Group and 48 percent in the Heavy Vehicle Technologies and Systems Group; and

¾	Net income, exclusive of unusual items, increased to $53 million, or 35 cents per share, compared to $18 million, or 12 cents per share, during the first three months of 2005. Unusual items in the second quarter included a net charge of $5 million related to enactment of new Ohio tax legislation and a $3 million net gain from the sale of certain Dana Credit Corporation (DCC) assets. With these unusual items, net income totaled $51 million, or 34 cents per share.

“In the face of continuing industry-wide challenges, Dana people have made significant progress in strengthening our company,” said Dana Chairman and CEO Mike Burns. “Specifically, our lean manufacturing and value engineering programs are delivering tangible results as evidenced by the substantial profit improvement from last quarter.

“Our cost reduction and efficiency programs are essential. But equally important to achieving our goals is our aggressive pursuit of steady top-line growth,” Mr. Burns said. “To this end, we are extremely pleased to report that we have added another $215 million in the second quarter to our increasingly strong – and diverse – book of new business.”

Second-Quarter Results
Second-quarter sales in 2005 were $2.6 billion, compared to $2.3 billion during the same period last year. Earnings from continuing operations for the quarter, excluding unusual items, totaled $53 million, or 35 cents per share, compared to $59 million, or 39 cents per share, on a similar basis during the second quarter of 2004.

(more)

Net unusual charges for the second quarter of 2005 totaled $2 million. This amount included a net charge of $5 million resulting from a change in the basis of Ohio corporate taxation enacted on June 30. The accounting treatment of this change impacted the company’s deferred tax assets. This charge was partially offset by a $3 million gain from the company’s ongoing divestiture of DCC leasing assets.

The second quarter of 2004 included net unusual gains of $33 million associated with the sale of DCC assets and a tax benefit that we expected to realize on the sale of the automotive aftermarket operations that was completed in November 2004. Reported second-quarter 2004 net income, including net unusual gains, totaled $110 million, or 73 cents per share.

Business Unit Performance
The Heavy Vehicle Technologies and Systems Group continued to benefit from the strong commercial and off-highway markets. Its sales grew by 21 percent in the second quarter compared to the same period last year. Currency translation added $11 million to the group’s sales for the second quarter of 2005. Automotive Systems Group sales for the second quarter of 2005 were up 10 percent versus the same period last year, with currency translation contributing $62 million.

Heavy Vehicle profits were up 19 percent compared to the second quarter of 2004, while Automotive Systems profits were down 15 percent over the same period. Second-quarter profits – particularly those of the Automotive Systems Group – were negatively impacted by approximately $27 million, after tax and net of customer recoveries, in additional steel costs Dana incurred compared to the second quarter of 2004. Additionally, 2005 profit after tax for the Heavy Vehicle group was favorably impacted by $4 million related to a decrease in the group’s liability for warranty to reflect lower average claims costs.

2005 First-Half Results
Dana’s six-month consolidated sales for 2005 were $5.1 billion. Income from continuing operations for the first half of 2005, excluding unusual items, was $71 million, or 47 cents per share. Including a net charge of $2 million for unusual items, net income for the six months was $69 million, or 46 cents per share.

In comparison, Dana’s six-month consolidated sales for the first half of 2004 totaled $4.6 billion and income from continuing operations, excluding unusual items, was $109 million, or 72 cents per share. In this period, Dana reported income from discontinued operations of $48 million, or 32 cents per share, representing the automotive aftermarket businesses divested in November 2004. The $48 million included a $20 million tax benefit expected to be realized on the divestiture and a $3 million charge for divestiture-related expenses. Also during the first half of 2004, the company reported gains on the sale of DCC assets totaling $18 million. Including unusual items, net income for the first half of 2004 was $175 million.

Looking Ahead
“We are encouraged by the profit improvement we’ve achieved since last quarter,” Mr. Burns said. “And we believe there is considerable opportunity to achieve additional cost savings and process efficiencies as our efforts gain more momentum.

“Production schedules for North American heavy trucks continue to be stronger than expected and, as a result, we are raising our estimate for full-year 2005 production to 310,000 units from 293,000 units. The off-highway market segments we serve are also expected to remain strong for the rest of the year,” he said. “We’re also expecting to benefit from subsiding steel costs, which will be particularly important to the Automotive Systems Group.

“However,” Mr. Burns continued, “given the uncertainty surrounding North American light vehicle production in the second half of the year, we are lowering our 2005 production forecast to 15.5 million units from 15.7 million units. We are also concerned about the possible impact on sales if the dollar continues to gain strength. As a result, our earnings expectations for the full year remain unchanged at a range of $1.30 to $1.45 per share.”

Quarterly Conference Call Scheduled Today at 1 p.m.
Dana will discuss its second-quarter results in a conference call at 1 p.m. (ET) today. The call may be accessed via Dana’s web site (www.dana.com), where it will be accompanied by a slide presentation, or by dialing (800) 275-3210. Please dial into the conference five minutes prior to the call. An audio recording of this conference call will be available after 5 p.m. today. To access this recording, please dial (800) 537-8823. A webcast replay of the call will also be available after 5 p.m. today and will be accessible via the Dana web site.

About Dana Corporation
Dana people design and manufacture products for every major vehicle producer in the world. Dana is focused on being an essential partner to automotive, commercial, and off-highway vehicle customers, which collectively produce more than 60 million vehicles annually. A leading supplier of axle, driveshaft, engine, frame, chassis, and transmission technologies, Dana employs 46,000 people in 28 countries. Based in Toledo, Ohio, the company reported sales of $9.1 billion in 2004. Dana’s Internet address is: www.dana.com.

Forward-Looking Statements
Certain statements contained in this release constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent Dana’s expectations based on our current information and assumptions. Forward-looking statements are inherently subject to risks and uncertainties. Dana’s actual results could differ materially from those that are anticipated or projected due to a number of factors. These factors include national and international economic conditions; adverse effects from terrorism or hostilities; the strength of other currencies relative to the U.S. dollar; increases in commodity costs, including steel, that cannot be recouped in product pricing; our ability and that of our customers to achieve projected sales and production levels; the continued availability of necessary goods and services from our suppliers; competitive pressures on our sales and pricing; the success of our cost reduction, cash management, and long-term transformation programs, and our U.S. tax loss carryforward utilization strategies, and other factors set out in our public filings with the Securities and Exchange Commission. Dana does not undertake to update any forward-looking statements in this release.

# # #

Dana Corporation
Financial Summary (Unaudited)
(in millions, except per share amounts)

	Three Months Ended June 30
	2005	2004
Sales	$2,632	$2,331

Income from continuing operations	$51	$75
Income from discontinued operations		35

Net income	$51	$110

Income from continuing operations	$51	$75
Net gains associated with DCC asset sales	(3)	(16)
Charge related to Ohio tax legislation	5

Income from continuing operations, excluding unusual items	$53	$59

Income from discontinued operations	$—	$35
Anticipated tax benefit related to sale of automotive aftermarket business		(20)
Charges related to sales of discontinued operations		3

Income from discontinued operations, excluding unusual items	$—	$18

Diluted earnings per share:
Income from continuing operations	$0.34	$0.50
Income from discontinued operations		0.23

Net income	$0.34	$0.73

Income from continuing operations, excluding unusual items	$0.35	$0.39
Income from discontinued operations, excluding unusual items		0.12

Net income, excluding unusual items	0.35	0.51
Unusual items	(0.01)	0.22

Net income	$0.34	$0.73

Dana Corporation
Financial Summary (Unaudited)
(in millions, except per share amounts)

	Six Months Ended June 30
	2005	2004
Sales	$5,120	$4,642

Income from continuing operations	$69	$127
Income from discontinued operations		48

Net income	$69	$175

Income from continuing operations	$69	$127
Net gains associated with DCC asset sales	(3)	(18)
Charge related to Ohio tax legislation	5

Income from continuing operations, excluding unusual items	$71	$109

Income from discontinued operations	$—	$48
Anticipated tax benefit related to sale of automotive aftermarket business		(20)
Charges related to sale of discontinued operations		3

Income from discontinued operations, excluding unusual items	$—	$31

Diluted earnings per share:
Income from continuing operations	$0.46	$0.84
Income from discontinued operations		0.32

Net income	$0.46	$1.16

Income from continuing operations, excluding unusual items	$0.47	$0.72
Income from discontinued operations, excluding unusual items		0.21

Net income, excluding unusual items	0.47	0.93
Unusual items	(0.01)	0.23

Net income	$0.46	$1.16

Dana Corporation
Condensed Statement of Income (Unaudited)
(in millions, except per share amounts)

	Three Months Ended June 30
	2005	2004
Net sales	$2,632	$2,331
Revenue from lease financing and other income	25	25

	2,657	2,356

Costs and expenses
Cost of sales	2,428	2,101
Selling, general and administrative expenses	136	124
Interest expense	40	51

	2,604	2,276

Income before income taxes	53	80
Income tax expense	(10)	(6)
Minority interest	(3)	(3)
Equity in earnings of affiliates	11	4

Income from continuing operations	51	75
Income from discontinued operations		35

Net income	$51	$110

Basic earnings per share
Income from continuing operations	$0.34	$0.51
Income from discontinued operations		0.23

Net income	$0.34	$0.74

Diluted earnings per share
Income from continuing operations	$0.34	$0.50
Income from discontinued operations		0.23

Net income	$0.34	$0.73

Average shares outstanding -
For Basic EPS	150	149
For Diluted EPS	151	151

Dana Corporation
Condensed Statement of Income (Unaudited)
(in millions, except per share amounts)

	Six Months Ended June 30
	2005	2004
Net sales	$5,120	$4,642
Revenue from lease financing and other income	57	39

	5,177	4,681

Costs and expenses
Cost of sales	4,753	4,206
Selling, general and administrative expenses	274	258
Interest expense	83	102

	5,110	4,566

Income before income taxes	67	115
Income tax expense	(10)	(3)
Minority interest	(6)	(6)
Equity in earnings of affiliates	18	21

Income from continuing operations	69	127
Income from discontinued operations		48

Net income	$69	$175

Basic earnings per share
Income from continuing operations	$0.46	$0.86
Income from discontinued operations		0.32

Net income	$0.46	$1.18

Diluted earnings per share
Income from continuing operations	$0.46	$0.84
Income from discontinued operations		0.32

Net income	$0.46	$1.16

Average shares outstanding -
For Basic EPS	150	148
For Diluted EPS	151	150

Dana Corporation
Condensed Balance Sheet (Unaudited)
(in millions)

	June 30	December 31
Assets	2005	2004
Current assets
Cash and cash equivalents	$666	$634
Accounts receivable
Trade	1,478	1,266
Other	295	444
Inventories	920	907
Other current assets	276	217

Total current assets	3,635	3,468
Investment in leases	246	281
Investments and other assets	3,037	3,145
Property, plant and equipment, net	1,998	2,153

Total assets	$8,916	$9,047

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable	$409	$155
Accounts payable	1,356	1,317
Other current liabilities	1,006	1,217

Total current liabilities	2,771	2,689
Long-term debt	1,979	2,054
Deferred employee benefits and other noncurrent liabilities	1,677	1,746
Minority interest	131	123
Shareholders’ equity	2,358	2,435

Total liabilities and shareholders’ equity	$8,916	$9,047

Dana Corporation
Condensed Statement of Cash Flows (Unaudited)
(in millions)

	Three Months Ended June 30
	2005	2004
Net income	$51	$110
Depreciation and amortization	80	90
Gain on divestitures and asset sales	(4)	(21)
Working capital decrease (increase)	(21)	58
Deferred taxes	(23)	(46)
Other	(47)	(74)

Net cash flows — operating activities	36	117

Purchases of property, plant and equipment	(62)	(63)
Payments received on leases and loans	1	4
Asset sales	102	52
Other	(17)	(41)

Net cash flows — investing activities	24	(48)

Net change in short-term debt	61	38
Payments on long-term debt	(25)	(45)
Dividends paid	(18)	(18)
Other	(2)	5

Net cash flows — financing activities	16	(20)

Net change in cash and cash equivalents	76	49
Net change in cash — discontinued operations		2
Cash and cash equivalents — beginning of period	590	546

Cash and cash equivalents — end of period	$666	$597

Dana Corporation
Condensed Statement of Cash Flows (Unaudited)
(in millions)

	Six Months Ended June 30
	2005	2004
Net income	$69	$175
Depreciation and amortization	163	183
Gain on divestitures and asset sales	(5)	(25)
Working capital increase	(287)	(164)
Deferred taxes	(35)	(41)
Other	(72)	(73)

Net cash flows — operating activities	(167)	55

Purchases of property, plant and equipment	(132)	(142)
Payments received on leases and loans	5	8
Payments received from DCC partnerships	64	15
Asset sales	137	155
Other	(16)	(55)

Net cash flows — investing activities	58	(19)

Net change in short-term debt	225	153
Proceeds from long-term debt		5
Payments on long-term debt	(45)	(304)
Dividends paid	(36)	(36)
Other	(3)	10

Net cash flows — financing activities	141	(172)

Net change in cash and cash equivalents	32	(136)
Net change in cash — discontinued operations		2
Cash and cash equivalents — beginning of period	634	731

Cash and cash equivalents — end of period	$666	$597

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Statement of Income (Unaudited)
(in millions)

	Three Months Ended June 30
	2005	2004
Net sales	$2,632	$2,331
Other income	25	13

	2,657	2,344

Costs and expenses
Cost of sales	2,432	2,108
Selling, general and administrative expenses	126	123
Interest expense	33	39

	2,591	2,270

Income before income taxes	66	74
Income tax expense	(27)	(27)
Minority interest	(3)	(3)
Equity in earnings of affiliates	15	31

Income from continuing operations	51	75
Income from discontinued operations		35

Net income	$51	$110

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Statement of Income (Unaudited)
(in millions)

	Six Months Ended June 30
	2005	2004
Net sales	$5,120	$4,642
Other income	43	20

	5,163	4,662

Costs and expenses
Cost of sales	4,762	4,222
Selling, general and administrative expenses	257	243
Interest expense	67	77

	5,086	4,542

Income before income taxes	77	120
Income tax expense	(27)	(38)
Minority interest	(6)	(6)
Equity in earnings of affiliates	25	51

Income from continuing operations	69	127
Income from discontinued operations		48

Net income	$69	$175

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Balance Sheet (Unaudited)
(in millions)

	June 30	December 31
Assets	2005	2004
Current assets Cash and cash equivalents	$651	$619
Accounts receivable Trade	1,478	1,266
Other	295	445
Inventories	920	907
Other current assets	256	192

Total current assets	3,600	3,429
Investments and other assets	3,245	3,337
Property, plant and equipment, net	1,943	2,015

Total assets	$8,788	$8,781

Liabilities and Shareholders’ Equity
Current liabilities Notes payable	$572	$289
Accounts payable	1,356	1,317
Other current liabilities	1,096	1,269

Total current liabilities	3,024	2,875
Long-term debt	1,606	1,611
Deferred employee benefits and other noncurrent liabilities	1,671	1,739
Minority interest	129	121
Shareholders’ equity	2,358	2,435

Total liabilities and shareholders’ equity	$8,788	$8,781

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Three Months Ended June 30
	2005	2004
Sources
Net income	$51	$110
Depreciation	75	82
Asset sales	4	19
Working capital decrease (increase)	(12)	65
Other	16	—

	134	276

Uses
Capital spend	(62)	(63)
Dividends	(18)	(18)
Restructuring cash payments	(15)	(26)
Deferred taxes	(9)	(54)
Net changes in other accounts	(11)	(109)

	(115)	(270)

Cash change in net debt	$19	$6

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Six Months Ended June 30
	2005	2004
Sources
Net income	$69	$175
Depreciation	153	165
Asset sales	23	33
Working capital increase	(262)	(115)

	(17)	258

Uses
Capital spend	(132)	(139)
Dividends	(36)	(36)
Restructuring cash payments	(23)	(49)
Deferred taxes	(39)	(50)
Net changes in other accounts	(1)	(101)

	(231)	(375)

Cash change in net debt	$(248)	$(117)

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Three Months Ended June 30, 2005
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated
Net sales	$2,632	$		$	$2,632
Other income (expense)	25		8	(8)	25

	2,657		8	(8)	2,657

Costs and expenses
Cost of sales	2,432			(4)	2,428
Selling, general and administrative expenses	126		12	(2)	136
Interest expense	33		9	(2)	40

	2,591		21	(8)	2,604

Income (loss) before income taxes	66		(13)	—	53
Income tax benefit (expense)	(27)		17		(10)
Minority interest	(3)				(3)
Equity in earnings of affiliates	15		1	(5)	11

Income from continuing operations	51		5	(5)	51

Net income	$51		$5	$(5)	$51

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Six Months Ended June 30, 2005
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated
Net sales	$5,120	$		$	$5,120
Other income (expense)	43		31	(17)	57

	5,163		31	(17)	5,177

Costs and expenses
Cost of sales	4,762			(9)	4,753
Selling, general and administrative expenses	257		22	(5)	274
Interest expense	67		19	(3)	83

	5,086		41	(17)	5,110

Income (loss) before income taxes	77		(10)	—	67
Income tax benefit (expense)	(27)		17		(10)
Minority interest	(6)				(6)
Equity in earnings of affiliates	25		6	(13)	18

Income from continuing operations	69		13	(13)	69

Net income	$69		$13	$(13)	$69

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Three Months Ended June 30, 2004
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated
Net sales	$2,331	$		$	$2,331
Other income (expense)	13		24	(12)	25

	2,344		24	(12)	2,356

Costs and expenses
Cost of sales	2,108			(7)	2,101
Selling, general and administrative expenses	123		6	(5)	124
Interest expense	39		12		51

	2,270		18	(12)	2,276

Income before income taxes	74		6	—	80
Income tax benefit (expense)	(27)		21		(6)
Minority interest	(3)				(3)
Equity in earnings of affiliates	31		(2)	(25)	4

Income from continuing operations	75		25	(25)	75
Income from discontinued operations	35				35

Net income	$110		$25	$(25)	$110

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Six Months Ended June 30, 2004
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated
Net sales	$4,642	$		$	$4,642
Other income (expense)	20		46	(27)	39

	4,662		46	(27)	4,681

Costs and expenses
Cost of sales	4,222			(16)	4,206
Selling, general and administrative expenses	243		26	(11)	258
Interest expense	77		25		102

	4,542		51	(27)	4,566

Income (loss) before income taxes	120		(5)	—	115
Income tax benefit (expense)	(38)		35		(3)
Minority interest	(6)				(6)
Equity in earnings of affiliates	51		4	(34)	21

Income from continuing operations	127		34	(34)	127
Income from discontinued operations	48				48

Net income	$175		$34	$(34)	$175

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Balance Sheet (Unaudited)
(in millions)

	June 30, 2005
	Dana
	with DCC on		Elimination	Dana
Assets	Equity Basis	DCC	Entries	Consolidated
Current assets
Cash and cash equivalents	$651	$15	$	$666
Accounts receivable	1,478			1,478
Trade	1,478			1,478
Other	295	268	(268)	295
Inventories	920			920
Other current assets	256	172	(152)	276

Total current assets	3,600	455	(420)	3,635

Investment in leases		293	(47)	246
Investments and other assets	3,245	400	(608)	3,037
Property, plant and equipment, net	1,943	8	47	1,998

Total assets	$8,788	$1,156	$(1,028)	$8,916

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable	$572	$98	$(261)	$409
Accounts payable	1,356			1,356
Other current liabilities	1,096	69	(159)	1,006

Total current liabilities	3,024	167	(420)	2,771

Long-term debt	1,606	373		1,979
Deferred employee benefits and other noncurrent liabilities	1,671	305	(299)	1,677
Minority interest	129	2		131
Shareholders’ equity	2,358	309	(309)	2,358

Total liabilities and shareholders’ equity	$8,788	$1,156	$(1,028)	$8,916

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Balance Sheet (Unaudited)
(in millions)

	December 31, 2004
	Dana
	with DCC on		Elimination	Dana
Assets	Equity Basis	DCC	Entries	Consolidated
Current assets
Cash and cash equivalents	$619	$15	$	$634
Accounts receivable
Trade	1,266			1,266
Other	445	208	(209)	444
Inventories	907			907
Other current assets	192	137	(112)	217

Total current assets	3,429	360	(321)	3,468

Investment in leases		411	(130)	281
Investments and other assets	3,337	467	(659)	3,145
Property, plant and equipment, net	2,015	8	130	2,153

Total assets	$8,781	$1,246	$(980)	$9,047

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable	$289	$68	$(202)	$155
Accounts payable	1,317			1,317
Other current liabilities	1,269	67	(119)	1,217

Total current liabilities	2,875	135	(321)	2,689

Long-term debt	1,611	443		2,054
Deferred employee benefits and other noncurrent liabilities	1,739	316	(309)	1,746
Minority interest	121	2		123
Shareholders’ equity	2,435	350	(350)	2,435

Total liabilities and shareholders’ equity	$8,781	$1,246	$(980)	$9,047

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Three Months Ended June 30, 2005
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated
Sources
Net income	$51	$5	$(5)	$51
Depreciation	75	5		80
Asset sales	4	98		102
Working capital decrease (increase)	(12)	6	—	(6)
Other	16	(48)	(38)	(70)

	134	66	(43)	157

Uses
Capital spend	(62)			(62)
Dividends	(18)	(50)	50	(18)
Restructuring cash payments	(15)			(15)
Deferred taxes	(9)	(14)		(23)
Net changes in other accounts	(11)	13	(1)	1

	(115)	(51)	49	(117)

Cash change in net debt	$19	$15	$6	$40

Analysis of components of decrease in net debt:
Net change in short-term debt	$68	$(1)	$(6)	$61
Net payments on long-term debt		(25)		(25)
Change in cash — continuing operations	(87)	11		(76)

Cash change in net debt	(19)	(15)	(6)	(40)
Non-cash changes in net debt	2	(1)		1

Total change in net debt	$(17)	$(16)	$(6)	$(39)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(includes revisions to the version attached to the press release)
(in millions)

	Six Months Ended June 30, 2005
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated
Sources
Net income	$69	$13	$(13)	$69
Depreciation	153	10		163
Asset sales	23	114		137
Working capital decrease (increase)	(262)	(2)		(264)

	(17)	135	(13)	105

Uses
Capital spend	(132)			(132)
Dividends	(36)	(50)	50	(36)
Restructuring cash payments	(23)			(23)
Deferred taxes	(39)	4		(35)
Payments received from DCC partnerships	—	64		64
Net changes in other accounts	(1)	(113)	23	(91)

	(231)	(95)	73	(253)

Cash change in net debt	$(248)	$40	$60	$(148)

Analysis of components of increase (decrease) in net debt:
Net change in short-term debt	$286	$(1)	$(60)	$225
Net payments on long-term debt	(6)	(39)		(45)
Change in cash — continuing operations	(32)			(32)

Cash change in net debt	248	(40)	(60)	148
Non-cash changes in net debt	(2)			(2)

Total change in net debt	$246	$(40)	$(60)	$146

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Three Months Ended June 30, 2004
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated
Sources
Net income	$110	$25	$(25)	$110
Depreciation	82		8	90
Asset sales	19	36	(3)	52
Working capital decrease	65	7	12	84

	276	76	(16)	336

Uses
Capital spend	(63)	(3)	3	(63)
Dividends	(18)			(18)
Realignment cash payments	(26)			(26)
Deferred taxes	(54)	8		(46)
Net changes in other accounts	(109)	(29)	13	(125)

	(270)	(24)	16	(278)

Cash change in net debt	$6	$52	$—	$58

Analysis of components of decrease in net debt:
Net change in short-term debt	$38	$—	$	$38
Net payments on long-term debt	3	(48)		(45)
Change in cash — continuing operations	(47)	(4)		(51)

Cash change in net debt	(6)	(52)	—	(58)
Non-cash changes in net debt	(49)	—	—	(49)

Total change in net debt	$(55)	$(52)	$—	$(107)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Six Months Ended June 30, 2004
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated
Sources
Net income	$175	$34	$(34)	$175
Depreciation	165	18		183
Asset sales	33	125	(3)	155
Working capital decrease (increase)	(115)	(1)	1	(115)
Other	—	—	—	—

	258	176	(36)	398

Uses
Capital spend	(139)	(6)	3	(142)
Dividends	(36)			(36)
Restructuring cash payments	(49)			(49)
Deferred taxes	(50)	9		(41)
Net changes in other accounts	(101)	(52)	33	(120)

	(375)	(49)	36	(388)

Cash change in net debt	$(117)	$127	$—	$10

Analysis of components of increase (decrease) in net debt:
Net change in short-term debt	$183	$(30)	$	$153
Net payments on long-term debt	(234)	(65)		(299)
Change in cash — continuing operations	166	(32)		134
Change in cash — discontinued	2			2

Cash change in net debt	117	(127)	—	(10)
Non-cash changes in net debt	(33)	(27)		(60)

Total change in net debt	$84	$(154)	$—	$(70)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Investor Relations
Dana Corporation
Quarterly Financial Information (Unaudited)
For the Three Months Ended June 30, 2005
(in millions)

	External Sales		Inter-Segment Sales		EBIT		Operating PAT		Net Profit		Net Assets
	05	04	05	04	05	04	05	04	05	04	05	04
Automotive Systems Group	$1,914	$1,719	$34	$47	$85	$109	$61	$72	$25	$44	$3,121	$2,986
Heavy Vehicle Technologies and Systems Group	711	588	1	1	59	51	37	31	20	18	779	632
Dana Commercial Credit							3	5	3	5	309	325
Other	7	24	16	16	(61)	(46)	(48)	(49)	5	(8)	(102)	(61)

Continuing Operations	2,632	2,331	51	64	83	114	53	59	53	59	4,107	3,882

Discontinued Operations						30		18		18
Unusual Items Excluded from Performance Measurement					9	(8)	(2)	33	(2)	33

Consolidated	$2,632	$2,331	$51	$64	$92	$136	$51	$110	$51	$110	$4,107	$3,882

North America	$1,635	$1,577	$27	$25	$32	$80	$21	$48	$(8)	$24	$2,382	$2,206
Europe	553	442	34	31	54	37	38	26	29	19	1,145	1,096
South America	245	153	66	50	34	27	21	17	17	14	430	327
Asia Pacific	199	159	2	13	18	10	11	7	7	3	190	159
Dana Commercial Credit							3	5	3	5	309	325
Other					(55)	(40)	(41)	(44)	5	(6)	(349)	(231)

Continuing Operations	2,632	2,331	129	119	83	114	53	59	53	59	4,107	3,882
Discontinued Operations						30		18		18
Unusual Items Excluded from Performance Measurement					9	(8)	(2)	33	(2)	33

Consolidated	$2,632	$2,331	$129	$119	$92	$136	$51	$110	$51	$110	$4,107	$3,882

Information for Discontinued Operations		557		5								962

FOR MORE INFORMATION
(www.dana.com) - Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-Mail michelle.hards@dana.com or karen.crawford@dana.com
Dana Investor Relations 419-535-4635

Investor Relations
Dana Corporation
Quarterly Financial Information (Unaudited)
For the Six Months Ended June 30, 2005
(in millions)

	External Sales		Inter-Segment Sales		EBIT		Operating PAT		Net Profit		Net Assets
	05	04	05	04	05	04	05	04	05	04	05	04
Automotive Systems Group	$3,724	$3,431	$71	$92	$144	$212	$101	$143	$30	$84	$3,121	$2,986
Heavy Vehicle Technologies and Systems Group	1,381	1,161	2	2	99	91	62	55	28	28	779	632
Dana Commercial Credit							9	12	9	12	309	325
Other	15	50	30	32	(120)	(106)	(101)	(101)	4	(15)	(102)	(61)

Continuing Operations	5,120	4,642	103	126	123	197	71	109	71	109	4,107	3,882
Discontinued Operations						55		31		31
Unusual Items Excluded from Performance Measurement					7	(9)	(2)	35	(2)	35

Consolidated	$5,120	$4,642	$103	$126	$130	$243	$69	$175	$69	$175	$4,107	$3,882

North America	$3,221	$3,171	$54	$52	$56	$163	$33	$102	$(24)	$49	$2,382	$2,206
Europe	1,085	880	76	61	92	67	64	48	45	33	1,145	1,096
South America	454	283	125	94	56	45	35	28	27	23	430	327
Asia Pacific	360	308	7	14	28	18	18	12	10	5	190	159
Dana Commercial Credit							9	12	9	12	309	325
Other					(109)	(96)	(88)	(93)	4	(13)	(349)	(231)

Continuing Operations	5,120	4,642	262	221	123	197	71	109	71	109	4,107	3,882
Discontinued Operations						55		31		31
Unusual Items Excluded from Performance Measurement					7	(9)	(2)	35	(2)	35

Consolidated	$5,120	$4,642	$262	$221	$130	$243	$69	$175	$69	$175	$4,107	$3,882

Information for Discontinued Operations		1,067		9								962

FOR MORE INFORMATION
(www.dana.com) - Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-Mail michelle.hards@dana.com or karen.crawford@dana.com
Dana Investor Relations 419-535-4635